SCHEDULE 14A INFORMATION

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-12

                                 TVI CORPORATION
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
|_|  Fee paid previously by written preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid: ______________________________________________
     2)   Form Schedule or Registration No._____________________________________
     3)   Filing Party: ________________________________________________________
     4)   Date Filed: __________________________________________________________

                                 TVI Corporation
                            7100 Holladay Tyler Road
                           Glenn Dale, Maryland 20769

                                 April 16, 2004

To All TVI Stockholders:

         It is my pleasure to invite you to the 2004 Annual Meeting of Stockholders of TVI Corporation to be held on Monday, May 17, 2004 at 1:00 p.m., prevailing local time, at the Company's headquarters located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769.

         At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company's financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on your Company and its activities. You will also have an opportunity to meet your directors and other key executives of the Company.

         As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, amendments of our bylaws and consideration of any other business matters properly brought before the Annual Meeting. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, including the financial statements, is also enclosed.

         Whether or not you plan to attend, and regardless of the number of TVI shares you own, it is important that your shares be represented at the Annual Meeting. I therefore urge you to complete, sign, date and return your proxy promptly in the enclosed envelope. Your return of a proxy in advance will not affect your right to vote in person at the Annual Meeting.

         I hope that you will attend the 2004 Annual Meeting. The officers and directors of the Company look forward to seeing you at that time.

                                Very truly yours,



                                Richard V. Priddy, President and CEO

                                 TVI CORPORATION
              7100 Holladay Tyler Road, Glenn Dale, Maryland 20769
                   Telephone: 301-352-8800; Fax: 301-352-8818
                 -----------------------------------------------

                           NOTICE OF ANNUAL MEETING OF
                         STOCKHOLDERS OF TVI CORPORATION
                       TO BE HELD ON MONDAY, MAY 17, 2004
                 -----------------------------------------------

         NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of stockholders of TVI Corporation ("TVI" or the "Company") will be held at 1:00 p.m., prevailing local time, on Monday, May 17, 2004 at the Company's offices located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769. The stockholders will consider and act upon the following proposals:

         1. To elect five (5) directors to the Company's Board of Directors to serve for terms of one to three years (or until their successors are duly elected and qualified) if Proposal 3 immediately below is approved, or to elect the same individuals as directors for a term of one year (or until their successors are duly elected and qualified), if Proposal 3 is not approved.

         2. To consider and vote upon a proposal to amend the Company's Bylaws, to provide an advance notice of stockholder business.

         3. To consider and vote upon a proposal to amend the Company's Bylaws to provide for the classification of the Board of Directors into three classes of directors with staggered three-year terms.

         4. To ratify the  appointment  by the Board of  Directors  of Stegman &
Company as the Company's independent accountants for the fiscal year ending December 31, 2004.

         5. To transact such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof. We are not currently aware of any other matters that may come before the Annual Meeting.

         You are cordially invited to attend the Annual Meeting. Please carefully read the attached Proxy Statement for additional information regarding the matters to be considered and acted upon at the Annual Meeting.

         The approximate date on which the attached Proxy Statement and form of Proxy was first sent or given to Company stockholders is April 16, 2004.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. No postage need be affixed to the return envelope if mailed in the United States. If you attend the Annual Meeting, you may withdraw your proxy and vote in person by ballot.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Richard V. Priddy
                                            ------------------------------------
                                            Richard V. Priddy, President and CEO

Glenn Dale, Maryland
April 16, 2004

                                 TVI CORPORATION
                                 PROXY STATEMENT
                                       FOR
                     2004 ANNUAL MEETING OF THE STOCKHOLDERS

                   QUESTIONS AND ANSWERS ON VOTING PROCEDURES

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting and this Proxy Statement, including the election of five directors, the amendment and restatement of our Bylaws and the ratification of the independent accountants. In addition, Company management will report on our most recent financial and operating results and respond to questions from stockholders.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Only stockholders of record at the close of business on the record date, April 12, 2004 (the "Record Date"), or their duly appointed proxies, are entitled to receive notice of the Annual Meeting, attend the Annual Meeting, and vote the shares that they held on that date at the Annual Meeting or any postponement or adjournment of the Annual Meeting. At the close of business on the Record Date there were issued, outstanding and entitled to vote. Each share has one vote. You may not cumulate votes in the election of directors.

When were the enclosed solicitation materials first given to stockholders?

The enclosed annual report and proxy voting form, together with this Notice of Annual Meeting and Proxy Statement, were first sent, or given, to stockholders on or about April 16, 2004.

What is a quorum of stockholders?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares on the record date will constitute a quorum. We must have a quorum to conduct the Annual Meeting. Proxies received but marked as abstentions and broker non-votes (defined below) will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether a quorum is present. Since there were 28,562,335 shares of Common Stock outstanding on April 12, 2004, the presence of holders of 14,281,168 shares shall constitute a quorum.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

If your shares are held by your broker in "street name," you are receiving a voting instruction form from your broker or the broker's agent, asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent. No postage is necessary if mailed in the United States. If you do not instruct your broker how to vote, your broker may vote your shares at its discretion or, on some matters, may not be permitted to exercise voting discretion. We urge you to respond to your brokerage firm so that your vote will be cast. Votes that could have been cast on the matter in question if the brokers have received their customers' instructions, and as to which the broker has notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority, are referred to as "broker non-votes."

How are abstentions and broker non-votes treated?
Abstentions and broker non-votes count for purposes of determining the presence of a quorum. For all matters, abstentions and broker non-votes will not be counted in determining the number of shares necessary for approval. Accordingly, a broker non-vote will have the effect of a negative vote.

How many votes does it take to pass each matter?

If a quorum of stockholders is present at the Annual Meeting, the following vote is needed to approve or take the indicated action:

     o    a plurality of all the votes cast to elect each director
     o a majority of all the votes cast to approve each proposal regarding the amendment of our Bylaws and ratify Stegman & Company as our independent accountants

How do I vote?

You can vote on matters to come before the Annual Meeting in two ways: (i) you can attend the Annual Meeting and cast your vote in person; or (ii) you can vote by completing, dating and signing the enclosed proxy card and returning it to us or by the use of mail or facsimile. If you do so, you will authorize the individuals named on the proxy card, referred to as the proxyholders, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of the Board of Directors.

What is a proxy?

A proxy is another person you authorize to vote on your behalf. We solicit proxies so that all common shares may be voted at the Annual Meeting even if the holders do not attend the Annual Meeting.

How will my proxy vote my shares?

If you properly sign and return your proxy card or voting instruction form your shares will be voted as you direct. If you sign and return your proxy card or voting instruction form but do not specify how you want your shares voted, they will be voted FOR the election of all nominees for Director as set forth under "Election of Directors," FOR the approval of the amendment of our Bylaws and FOR the ratification of the independent accountants. Also, you will give your proxies authority to vote, using their discretion, on any other business that properly comes before the Annual Meeting.

How do I vote using my proxy card? There are three steps.

     1.   Vote on each of the matters as follows:
          o Item 1. The names of the directors to serve are listed on your proxy card. You have three options:
               o Option 1. To vote for all of the directors, you check the box marked "FOR."
               o Option 2. To vote for some of the directors and against the rest, you check the box marked "FOR" and then draw a line through the names of the directors that you want to vote against.
               o Option 3. To abstain from voting for all of the directors (that is, not vote for or against any of the directors), you check the box marked "WITHHOLD AUTHORITY."

          o Items 2, 3 and 4. Check the box "FOR," or "AGAINST," or "ABSTAIN" (to cast no vote).
     2. Sign and date your proxy card. If you do not sign and date your proxy card, your votes cannot be counted.
     3.   Mail your proxy card in the pre-addressed, postage-prepaid envelope.
     4.   Check  the box on your  proxy  card if you plan to attend  the  Annual
          Meeting.

Can I vote by proxy even if I plan to attend the Annual Meeting?

Yes. If you vote by proxy, you do not need to fill out a ballot at the Annual Meeting, unless you want to change your vote.

Why might I receive more than one proxy card? Should I vote on each proxy card I receive?

First, you may have various accounts with us that are registered differently, perhaps in different names or different social security or federal tax identification numbers. Second, you may also own shares indirectly through your broker. Your broker will send you a proxy or voting instruction form for these shares. You should vote on each proxy or voting instruction form you receive and mail it to the address shown on the proxy or form.

How do I change my vote?

You may change your vote at any time before the Annual Meeting by:

     o notifying the Corporate Secretary, in writing at 7100 Holladay Tyler Road, Glenn Dale, MD 20769, that you are changing your vote; or
     o completing and sending in another proxy card or voting instruction form with a later date; or
     o    attending the Annual Meeting and voting in person.

Who is soliciting my proxy, how is it being solicited, and who pays the cost? TVI, on behalf of the Board of Directors, through its directors, officers and employees, is soliciting proxies primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile. TVI pays the cost of soliciting proxies, if any.

                         MATTERS ON WHICH YOU ARE VOTING

Proposal No. 1      Election of Directors

     A board of five directors is to be elected at the Annual Meeting. It is expected that a majority of the Common Stock will be voted in favor of the five nominees named below, all of whom are current directors. Additionally, in the event Proposal 3, which includes the creation of a classified Board of Directors, is adopted at the Annual Meeting, the directors will be divided into three classes and, unless otherwise noted on the proxy, the shares represented by the enclosed proxy will be voted for the election as directors of the five nominees named below to serve for the terms indicated below, or until their successors have been duly elected and qualified. Alternatively, if Proposal 3 is not approved by the stockholders at the Annual Meeting, then unless otherwise noted on the proxy, the shares represented by the enclosed proxy will be voted for the election as directors of the five nominees named below to serve until the 2005 Annual Meeting or until their successors have been duly elected and qualified. In the event that any nominee is unable or declines to serve as a director, an alternate nominee will be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director.

     Joseph J. Borkoski, Joseph J. Duffy, Mark N. Hammond, Harley A. Hughes and Richard V. Priddy have been nominated by the Board for election as directors at the Annual Meeting for terms of one to three years and until their respective successors are duly elected and qualified. Each of the nominees agrees to serve if elected. However, if for some reason one of them is unable to serve or for good cause will not serve, your proxies will vote for the election of another person nominated by the Board of Directors, unless the Board reduces the number of directors. Biographical information for each of the nominees and other information about them are presented beginning on page 7. The Board of Directors unanimously recommends a vote "FOR" each director nominee.

Proposal No. 2      Amend TVI's Bylaws - Advance Notice

     This Proposal is to amend the Company's Bylaws to provide an advance notice of stockholder business. See Proposal No. 2 on page 19. The Board of Directors unanimously recommends a vote "FOR" this Proposal.

Proposal No. 3      Amend TVI's Bylaws - Staggered Board

     This Proposal is to amend the Company's Bylaws to provide for the classification of the Board of Directors into three classes of directors with staggered three-year terms. See Proposal No. 3 on page 20. The Board of Directors unanimously recommends a vote "FOR" this Proposal.

Proposal No. 4      Ratification of Stegman & Company as Independent Accountants
                    for 2004

     This Proposal is to ratify our selection of Stegman & Company as our independent accountants for 2004. See Proposal No. 4 on page 22. The Board of Directors unanimously recommends a vote "FOR" this Proposal.

Other Business Matters

     The Board of Directors is not aware of any other business for the Annual Meeting. However:

     o if any of the persons named to serve as directors are unable to serve or for good cause will not serve,

     o if any stockholder proposal which is not in this proxy statement or on the proxy card or voting o instruction form pursuant to Rule 14a-8 or 14a-9 of the Securities Exchange Act of 1934 is presented for action at the Annual Meeting, or

     o if any matters concerning the conduct of the Annual Meeting are presented for action,

then stockholders present at the Annual Meeting may vote on such items. If you are represented by proxy, your proxies will vote your shares using their discretion.

PROPOSAL ONE:  ELECTION OF DIRECTORS

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH NOMINEE. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR EACH DIRECTOR.


General

         The Amended and Restated By-Laws of the Company (the "By-Laws") provide that the Company's business shall be managed under the direction of a Board of Directors, with the number of directors to be ten (10) members, unless and until otherwise determined by resolution of the Board of Directors. The Board of Directors has fixed the number of directors which are to be elected at the Annual Meeting at five (5). Director candidates are nominated by the Board of Directors and current management has nominated the five (5) individuals for election to the Board discussed below.

         It is expected that a majority of the Common Stock will be voted in favor of the five nominees named below, all of whom are current directors. In the event Proposal 3, which includes the creation of a classified Board of Directors, is adopted at the Annual Meeting, the directors will be divided into three classes and, unless otherwise noted on the proxy, the shares represented by the enclosed proxy will be voted for the election as directors of the five nominees named below to serve for the terms indicated below, or until their successors have been duly elected and qualified. If Proposal 3 is not approved by the stockholders at the Annual Meeting, then unless otherwise noted on the proxy, the shares represented by the enclosed proxy will be voted for the election as directors of the five nominees named below to serve until the 2005 Annual Meeting or until their successors have been duly elected and qualified. In the event that any nominee is unable or declines to serve as a director, an alternate nominee will be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director.

         Any vacancy that exists or occurs during the year may be filled by a majority vote of the Board of Directors without any further stockholder action. The vacancy may be filled for the remainder of the term. There is no reason to believe that any nominees will be unable to serve if elected, and to the knowledge of management all nominees intend to serve the entire term for which election is sought.

Vote Required

         If a quorum is present and voting, the five nominees receiving the highest number of votes will be elected to the Board of Directors.

Director Nominees

         The names of the nominees and certain information about them are set forth below:


Nominees                Class      Term      Age        Director     Title
--------                -----      ----      ---         Since       -----
                                                         -----
Joseph J. Borkoski        A        2005       54       02/11/1999    Independent Director
Joseph J. Duffy           B        2006       58       02/11/1999    Independent Director
Mark N. Hammond           B        2006       45       07/20/1996    Independent Director &
                                                                     Chairman
Harley A. Hughes          C        2007       68       05/23/2003    Independent Director
Richard V. Priddy         C        2007       55       02/19/2002    Director, President &

                                                                     CEO

         Joseph J. Borkoski Mr. Borkoski has held several executive positions which included managerial, business development, and merger/acquisition roles. Previous employers include Diversified International Sciences Corp. and ManTech International. He has an engineering degree from the University of Maryland and advanced degrees from the Wharton School of Business and the University of Southern California. He has specific expertise in business development and marketing, and is a member of the business faculty of Anne Arundel Community College. He is currently the President of Regal Decision Systems, Inc.

         Joseph J. Duffy Mr. Duffy has held executive positions in several major firms in both CEO and CFO roles. Past employers include Eastmet Corporation, McCulloch Corporation, Vision Hardware Corp., and Woodbrook Capital. He holds a degree in accounting from LaSalle University. He has been active in turnaround management for over fifteen years, serving in major roles in several corporate restructurings, revitalizations or bankruptcy reorganizations. He serves as a director and advisor on a number of boards. He is currently the CEO of Duffy Consulting Group, LLC.

         Mark N. Hammond Mr. Hammond is currently the Chief Financial Officer of the National Soft Drink Association. He has previously held various financial management positions with the Association. He is a Certified Public Accountant and has 25 years public accounting experience. He has a BS in Accounting and is a member of several professional accountant associations.

         Harley A. Hughes Lieutenant General Hughes (USAF retired) is the Chairman of F&H 2, Inc., a consulting business he formed in 1992 to develop strategies for predicting emerging space, air attack, reconnaissance and weapons requirements in a changing political, budgetary and technological environment. From 1988 to 1992 General Hughes was the Senior Vice President for Betac Corporation, an information systems consulting company offering design, engineering, development, integration, testing and life cycle support services to a host of military services and law enforcement agencies. During the first Bush administration, General Hughes was dual-hatted as both deputy chief of staff for plans and operations, Headquarters U.S. Air Force, and the Air Force operations deputy to the Joint Chiefs of Staff, Washington, D.C. During the Vietnam conflict, the general served as a command pilot logging over 5,000 flying hours and 225 combat missions in Southeast Asia, with numerous military decorations and awards. General Hughes holds a BS from Oklahoma A&M College and both a BA and a MS from the University of Colorado. General Hughes also has completed Squadron Officer School, National War College and the Industrial College of the Armed Forces. General Hughes also serves as a director and advisor on a number of boards, including ManTech Corporation, Pinkerton Government Services, Inc., Aviation Technology Group, Inc. and the Institute for Scientific Research, Inc.

         Richard V. Priddy Mr. Priddy was named Company President and CEO in February 2002. Mr. Priddy has an extensive background in operations and government contracting. With experience at ITT, Rockwell, Allied Signal and other firms, he has been instrumental in growing manufacturing based businesses, contracting logistical support functions for the military, and developing an environmental products business. He holds a BS in Industrial Engineering/ Management from Clemson University and an MBA from the University of Iowa.

Executive Officers

         Set forth below is information about each of the Company's current executive officers.

         Thomas K. Plunkett, Vice President of Finance and Treasurer, has more than 25 years financial management experience. Most recently he was Controller of Pulse Communications, Inc., a subsidiary of Hubbell, Incorporated. While at Pulse Communications, Mr. Plunkett managed Accounting, Finance and Management Information Systems. Prior to his tenure at Pulse, Mr. Plunkett served in financial positions with various Fortune 500 companies including Abbott Laboratories, Gould. Inc., and Johnson & Johnson. Mr. Plunkett has a BA from the University of Notre Dame and an MBA in Finance from the Kellogg Graduate School of Management, Northwestern University.

         Chad Sample, Executive Vice President, has been instrumental in the growth of TVI's reputation as the leading domestic decontamination system supplier. Mr. Sample is known throughout the First Responder Industry as one of the leading experts in Mass Casualty Decontamination and has been instrumental in establishing industry-accepted standards for rapidly deployed decontamination systems. He designed much of the current TVI offering in decontamination products and has three patents pending based on these innovative designs. Mr. Sample also brings extensive entrepreneur experience having founded, managed, and sold several companies. Mr. Sample has an MS from The University of Maryland and he holds a U.S. Government Top Secret Clearance.


Significant Employees

         During 2003 there were no employees essential to the Company's activities.

Legal Proceedings

         No officer or director was known to be involved in any legal proceeding involving bankruptcy, criminal activity, securities or banking issues, or commodities violations.

Certain Relationships and Transactions

         There are no transactions, or series of similar transactions, either during 2003 or currently any proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, nominee for director, executive officer 5% stockholder or any immediate family member of any of the foregoing had, or will have, a direct or indirect material interest.

         There are no known family relationships between any of the Company's officers or directors.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (the "Reporting Persons"), to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16(a)-3 under the Exchange Act during its most recent fiscal year and Forms 5 with respect to its most recent fiscal year, the Company believes that all reports required by Section 16(a) of the Exchange Act of its directors and officers were filed as required, except that Mr. Hammond was one day late in reporting one exercise of a Company stock option on SEC Form 4.

Committees Of The Board

         The Board of Directors has established three standing committees to assist it in carrying out its responsibilities, namely the Audit Committee, the Compensation Committee and the Corporate Governance Committee. As of the Record Date the composition and other information regarding each committee was as follows:

Audit Committee:

Number of Members:         Three

Members:                   Mark N. Hammond  (Chair),  Joseph J. Duffy and Joseph
                           J. Borkoski

                           The Audit Committee during fiscal year 2003 ("2003 Audit Committee") consisted of two members, Messrs. Hammond and Duffy. All of the members are outside directors who are not officers or employees of the Company. Each of the present members is independent, as "independence" is defined by NASDAQ. In addition, Mr. Hammond qualifies as an "audit committee financial expert" as that term is defined in Item 401of Regulation S-B and by NASDAQ. In March 2004, the Board of Directors appointed a new member to the Audit Committee, Mr. Borkoski. Mr. Borkoski is an outside director who is not an officer or employee of the Company and who is also an "independent director" as that term is defined by NASDAQ.

Number of Meetings in
2003:                      Four
Functions:                 o        Recommends  to  the  Board  the  independent
                                    public  accountants  to audit  the books and
                                    records of the Company
                           o        Examines  the scope and  extent of the audit
                                    conducted   by   the   independent    public
                                    accountants  and to advise  the  Board  with
                                    respect thereto
                           o        Reviews   the    recommendations    of   the
                                    independent  public accountants with respect
                                    to accounting methods and internal controls,
                                    and to advise the Board with respect thereto
                           o        Performs    such   other    functions    and
                                    responsibilities as may be assigned by the Board

Report of the Audit Committee

         The role of the Audit Committee is to assist the Board of Directors in its oversight of TVI's financial reporting process. We operate pursuant to a charter that was adopted by the Board on March 27, 2003. Management of TVI is responsible for the preparation, presentation and integrity of TVI's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing TVI's financial statements in accordance with generally accepted auditing standards and expressing an opinion as to their conformity with generally accepted accounting principles. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

         In the performance of our oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee relies without independent verification on the information provided to it and on the representations made by management and the independent accountants. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to TVI is compatible with maintaining the auditor's independence and have discussed with the auditors the auditors' independence.

         Based upon the reports and discussions described in this report, the Committee recommended to the Board that the audited financial statements be included in TVI's Annual Report on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

         This report is submitted on behalf of the Audit Committee.

Respectfully submitted,

Mark N. Hammond, Chair
Joseph J. Duffy

March 22, 2004

The material in this proxy statement will not be deemed filed with the SEC or will be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filings.

Compensation Committee:

Number of Members:         Two

Members:                   Harley A. Hughes (Chair) and Mark N. Hammond

                           Both of the members are outside directors who are not officers or employees of the Company. Each of the present members is independent, as "independence" is defined by NASDAQ.

Number of Meetings in
2003:                      1

Functions:                 o        Recommends   to   the   Board   compensation
                                    policies, including incentive compensation, for the principal executives of TVI.

Charter:                   Attached to this proxy statement as Appendix B is the
                           original   Charter   adopted   by  the   Compensation
                           Committee in March 2004.

Corporate Governance Committee:

Number of Members:         Three

Members:                   Joseph J.  Borkoski  (Chair),  Richard V.  Priddy and
                           Mark Hammond

                           All of the members are outside directors who are not officers or employees of the Company. Each of the present members is independent, as "independence" is defined by NASDAQ.

Number of Meetings in
2003:                      Five

Functions:                 o        Recommends  to  the  Board   procedures  for
                                    promoting  effective  corporate   governance
                                    generally and effective Board  deliberations
                                    and Committee work specifically
                           o        Establishes    criteria    for    nominating
                                    candidates  to serve as  Board  members  and
                                    process  for   identifying   and  evaluating
                                    nominee candidates
                           o        Recommends to the Board nominees  candidates
                                    to serve as Board members.
                           o        Considers nominee candidates  recommended by
                                    stockholders.  Such  recommendations must be
                                    served in  writing to the  Secretary  at the
                                    Company's address and must be accompanied by
                                    a  detailed  biographical  and  occupational
                                    data on the nominee candidate,  along with a
                                    written consent of the nominee  candidate to
                                    consideration  of  his or  her  name  by the
                                    Committee.   The  Company's  Bylaws  include
                                    additional       requirements      regarding
                                    nominations  of  persons  at   stockholders'
                                    meetings other than by the Board.

Charter: Attached to this proxy statement as Appendix C is the original Charter adopted by the Corporate Governance Committee in March 2004.

Communications with the Board of Directors

         Our Board of Directors encourages our Stockholders to communicate with it regarding their concerns, complaints and other matters related to our business, and the Board has established a process by which you may send written communications to the Board or to one or more individual directors. You may address and mail your communications as follows:

                         TVI Corporation
                         Attention: Corporate Secretary
                         7100 Holladay Tyler Road
                         Glenn Dale, Maryland 20769

         You should indicate whether your communication is directed to the entire Board of Directors, to a particular committee of the Board or its Chairman, or to one or more individual directors. All communications will be reviewed by our Corporate Secretary and forwarded on to the intended recipients. Communications that involve specific complaints from a customer of the Company relating to a financial relationship or transaction will be forwarded to the head of the department or division that is most closely associated with the subject of the complaint.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS,  DIRECTORS  AND  EXECUTIVE
OFFICERS

         The following table sets forth, as of March 15, 2004, the number of shares of the Company's voting securities owned to the knowledge of the Company, by: (i) each beneficial owner of more than 5% of such voting security, (ii) by each director and nominee for director; (iii) each of the officers of the Company named in the Summary Compensation Table; and (iv) by all officers and directors of the Company as a group. The percentages have been calculated by treating as outstanding for purposes of calculating the percentage ownership of a particular person, all shares of the Company's Common Stock outstanding as of such date and all such shares issuable to such person in the event of the exercise of the person's options or warrants, if any, exercisable at such date or within 60 days thereafter. All addresses for the executive officers and directors are TVI Corporation's address at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769.

Name and Address                          Amount of              Percentage of
of Beneficial Ownership             Beneficial Ownership       Voting Securities
-----------------------             --------------------       -----------------


Allen E. Bender                         1,534,000(1)                      5.1%

Joseph J. Borkoski                        425,000(2)                      1.4%

Joseph J. Duffy                           525,000(3)                      1.7%

Mark N. Hammond                           660,000(4)                      2.2%

Harley A. Hughes                           50,000(5)                      0.2%

Richard V. Priddy                         313,000(6)                      1.0%

Charles L. Sample                         739,000(7)                      2.5%

Thomas K. Plunkett                         95,000(8)                      0.3%


Victor Knox                                   35,600                      0.1%

Francis Brochu                             30,000(9)                      0.1%

All Directors and Executive
Officers as a group (7 persons)        2,807,000(10)                      9.3%
----------------

(1)      Mr. Bender's employment with the Company terminated in February 2002.
(2) Includes 200,000 shares of Common Stock held directly and options to purchase 225,000 shares of Common Stock awarded pursuant to the Company's stock option plans, which are exercisable within 60 days of the table date. Mr. Borkoski is an independent director of the Company.
(3) Includes 200,000 shares of Common Stock held directly and options to purchase 325,000 shares of Common Stock awarded pursuant to the Company's stock option plans, which are exercisable within 60 days of the table date. Mr. Duffy is an independent director of the Company.
(4) Includes 473,088 shares of Common Stock held directly, options to purchase 175,000 shares of Common Stock awarded pursuant to the Company's stock option plans, which are exercisable within 60 days of the table date, and 12,000 shares of Common Stock held by Mr. Hammond's daughter. Mr. Hammond is an independent director of the Company.
(5) Includes 50,000 shares of Common Stock awarded pursuant to the Company's stock option plans, which are exercisable within 60 days of the table date.. Mr. Hughes is an independent director of the Company.
(6) Includes 50,000 shares of Common Stock held directly and options to purchase 263,000 shares of Common Stock awarded pursuant to the Company's stock option plans, which are exercisable within 60 days of the table date.
(7) Includes 282,000 shares of Common Stock held directly and options to purchase 457,000 shares of Common Stock awarded pursuant to the Company's stock option plans, which are exercisable within 60 days of the table date.
(8) Includes 70,000 shares of Common Stock held directly and options to purchase 25,000 shares of Common Stock awarded pursuant to the Company's stock option plans, which are exercisable within 60 days of the table date.
(9) Includes options to purchase 30,000 shares of Common Stock awarded pursuant to the Company's stock option plans, which are exercisable within 60 days of the table date.
(10)     Includes options for 1,520,000 shares.

Executive Compensation

         The following table sets forth the aggregate cash compensation paid for services rendered during each of the last three fiscal years to: (i) the Company's Chief Executive Officer and (ii) certain of its other executive officers.

                           SUMMARY COMPENSATION TABLE

                                              Annual Compensation                     Long Term Compensation
                                       --------------------------------    ----------------------------------
                                                                                   Awards            Payouts
                                                                           ----------------------    --------
                                                                                                                 All
                                                                Other      Restricted  Securities               Other      Total
                                                                Annual       Stock     Underlying      LTIP    Compen-    Annual
                                                               Compensa-     Award      Options/     Pay-outs   sation    Compen-
Name and Principle Position    Year    Salary ($)   Bonus ($)   tion ($)    (s) ($)     SARs (#)        ($)       ($)     sation
            (a)                (b)         (c)         (d)        (e)         (f)         (g)           (h)       (i)
---------------------------   ------   ----------   ---------  ---------   ----------  ----------    --------  --------   -------
Richard V. Priddy
President & Chief
Executive Officer              2003      153,363    111,945     1,777(1)       --        150,000                24,000(2)  291,085

                               2002       93,558     50,000                  13,750      175,000                           157,308

Charles L. Sample
Executive Vice President       2003      105,000    370,273                               50,000                           475,273




                                       12

                               2002       69,000    163,738                               50,000                           232,738

                               2001       69,000     15,589                               50,000                            84,589

Thomas K. Plunkett
Vice President Finance &
Treasurer                      2003       97,885      5,000                               50,000                           102,885

                               2002       47,500      7,000                               70,000                            54,500

Victor Knox
Vice President Sales &
Marketing(3)                   2003      101,348     45,761                               50,000                           147,109

                               2002                   4,000    41,760(4)                  50,000

Francis Brochu
Director of Business
Development                    2003       91,692     21,000                               30,000                            112,692

----------

(1)      Reimbursement of travel expenses.
(2)      Compensation as member of the Board of Directors of the Company.
(3)      Mr. Knox resigned in October 2003.
(4)      Compensation received as a consultant to the Company.

                              STOCK OPTIONS GRANTS
                     FOR FISCAL YEAR ENDED DECEMBER 31, 2003

         The following table sets forth for each of the persons named in the above Summary Compensation Table certain information with respect to the award of stock options to purchase Common Stock granted during 2003.

                         Number of
                        Securities
                        Underlying   % Of Total Options
                         Options         Granted to      Exercise or
                         Granted        Employees in     Base Price   Expiration
       Name                (#)          Fiscal Year        ($/Sh)        Date
================================================================================
Richard V. Priddy(1)     125,000            15%            $1.21      01/02/2008
                          25,000             3%            $1.47      05/23/2008

Charles L. Sample (2)     50,000             6%            $1.47      05/23/2008

Thomas K. Plunkett(3)     50,000             6%            $1.47      05/23/2008

Victor Knox(4)            50,000             6%            $1.47      05/23/2008

Francis Brochu(5)         30,000             4%            $1.01      01/09/2008
--------

(1) Represents 125,000 options awarded for service as CEO and 25,000 options awarded for service as a director.
(2)      Represents  options  awarded for service as Executive Vice President of
         Sales.
(3)      Represents options awarded for service as Vice President of Finance.
(4) Represent options awarded for service as Vice President of Sales & Marketing. All 50,000 options were cancelled upon Mr. Knox's resignation in October 2003.
(5)      Represents   options  awarded  for  service  as  Director  of  Business
         Development.


                  AGGREGATED OPTION EXERCISES AND FY-END OPTION
              VALUES TABLE FOR FISCAL YEAR ENDED DECEMBER 31, 2003

         The following table sets forth for each of the persons named in the Summary Compensation Table the number of shares acquired and the value realized as the result of stock option exercises during 2003.


                                                            Number of
                                                           Securities            Value of
                                                           Underlying          Unexercised
                                                           Unexercised         In-the-Money
                                                           Options at           Options at
                                                          FY-End (#)(1)        FY-End($)(2)
                          Shares
                        Acquired on       Value           Exercisable/         Exercisable/
       Name             Exercise (#)    Realized ($)      Unexercisable        Unexercisable
===============================================================================================
Richard V. Priddy            -              -            175,000/150,000     $465,000/$247,000

Charles L. Sample            -              -            432,000/67,000     $1,202,000/$113,000

Thomas K. Plunkett        70,000         $59,500            0/50,000            $0/$71,500

Victor Knox               50,000         $28,400               0/0                 $0/$0

Francis Brochu               -              -               30,000/0            $56,700/$0

------------
(1) The total number of unexercised options held as of December 31, 2003, separated between those options that were exercisable and those options that were not exercisable on that date.
(2) For all unexercised options held as of December 31, 2003, the aggregate dollar value of the excess of the market value of TVI's Common Stock underlying those options over the exercise price of those unexercised options. These values are shown separately for those options that were exercisable, and those options that were not yet exercisable, on December 31, 2003. As required, the price used to calculate these figures was the closing sale price of the Common Stock on the OTC Bulletin Board as of December 31, 2003 of $2.90.

         No stock appreciation rights (SARs) have been awarded under the Company's 1998 Incentive Stock Option Plan (the "Plan").


Equity Compensation Plan Information

         The following table sets forth information as of March 15, 2004 with respect to the compensation plans under which equity securities of the Company are authorized for issuance.

      Plan category             Number of securities to be     Weighted-average exercise      Number of securities
                                  issued upon exercise of        price of outstanding       remaining available for
                                   outstanding options,          options, warrants and       future issuance under
                                    warrants and rights                 rights             equity compensation plans
                                                                                             (excluding securities
                                                                                            reflected in column (a))
                                          (a)                             (b)                        (c)
Equity compensation plans
approved by security holders             2,035,000                      $0.599                     3,922,667
(1)
Equity compensation plans
not approved by security                    N/A                           N/A                         N/A
holders (2)

---------------------
(1) Equity compensation plans approved by security holders include (i) the TVI 1995 Non-Qualified Stock Plan (the "1995 Plan") and (ii) the TVI Amended and Restated 1998 Incentive Stock Option Plan (the "1998 Stock Plan"). Of the number of total shares granted under both plans, 6,077,333 shares have been awarded under the 1998 Plan.
(2) All of the Company's equity compensation plans have been approved by its stockholders.

Arrangements for Change in Control

         There are no existing arrangements which would result in a change in control of the Company.

Employment Agreements

         The Company has entered into an employment agreement with its President and CEO, Richard V. Priddy, which provides for certain benefits upon termination of his employment following a "change in control" in certain instances. Specifically, in the event of termination by TVI either without "cause" or by Mr. Priddy for "good reason" within one (1) year of a change in control, TVI will continue to provide Mr. Priddy with both his base salary and standard benefits through the greater of the balance of the contract term or one year. Additionally, in such an event, Mr. Priddy shall be entitled to receive a pro rated portion of the annual bonus to which he otherwise would have been entitled for the year during which such termination occurs.

Directors' Compensation

         The Company's Board of Directors met ten (10) times in 2003. Each of the directors attended 75% or more of the aggregate number of regularly scheduled and special Board and committee meetings held during the year.

         Directors received a maximum of (i) $15,000 upon election or re-election; (ii) $1,000 for each Board meeting attended, and (iii) $500 for each Committee meeting attended in person, if held on a day other than a scheduled Board meeting. Additionally, the Chairman of the Board receives $1,000 per each full month of such service, payable monthly in advance. No additional fees are paid for attendance at any Company meetings.

         Under the 1998 Stock Plan, directors annually receive non-qualified stock options to purchase 25,000 shares of Common Stock of the Company, vesting in full upon the earlier of (A) the first anniversary of the grant or (B) the date of the next Annual Meeting. The exercise price of all such options is determined by the fair market value of the Company's Common Stock on the date of grant. For fiscal year 2003, each director was granted 25,000 options to purchase Common Stock shares with an exercise price of $1.47 per share.

The Company includes equity awards as a part of the directors' remuneration for their board service, as the Board believes that it is important that TVI directors are also TVI stockholders. However, all Plan awards made to directors have always been approved by the full Board immediately following their election at the stockholders' meeting and have been priced with reference to the Common Stock's prevailing market price on the grant date.

PROPOSAL TWO:  AMEND THE TVI BYLAWS  - ADVANCE NOTICE

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.


         At the Annual Meeting, our stockholders will be asked to consider and approve a proposal to amend our Bylaws to provide an advance notice of stockholder business.

         This proposed provision is described in more detail in the summary of the Bylaw amendment contained below. The Board of Directors has unanimously approved the Bylaw amendment in the form attached as Appendix A. The following description, which summarizes the subject proposed amendment to the Bylaws, is qualified in its entirety by reference to the form of Bylaws attached as Appendix A.

Discussion of the Proposed Amendment
------------------------------------

         Advance Notice of Stockholder Business. Our Board of Directors has unanimously approved and recommended that the stockholders approve an amendment to our Bylaws to establish advance notice procedures with regard to stockholder proposals and the nomination, other than by or at the direction of the Board or a committee thereof, of candidates for election as directors. These procedures promote effective corporate governance generally and effective Board deliberations of stockholder nominees and other business matters presented to the Company. These procedures have been adopted by many public companies and are accepted corporate practice. New Article II Section 7 of the Amended and Restated Bylaws sets forth the text of the proposed amendment.

         These procedures will establish advance notice procedures with regard to stockholder proposals and the nomination, other than by or at the direction of the Board or a committee thereof, of candidates for election as directors. These procedures provide that the notice of stockholder proposals and director nominations must be in writing, set forth certain information with respect to each nominee who is not an incumbent director, and received by the Secretary of the Company no later than:

         (A) with respect to an annual meeting of stockholders, not less than 90 days prior to the first anniversary date of: (i) the mailing date of the Company's proxy statement in connection with the last annual meeting of stockholders, or (ii) the date of the last annual meeting of stockholders (if the annual meeting is more than 30 days before or more than 60 after such anniversary date, to be timely any such notice must be delivered not later than 90 days prior to such annual meeting or 10 days after the public announcement of such annual meeting, whichever is later); or

         (B) with respect to a special meeting of the stockholders, not less than 90 days prior to such special meeting or 10 days after the public announcement of such special meeting, whichever is later.


Vote Required

This Proposal will not be adopted unless it receives the affirmative vote of the holders of a majority of the votes cast on such Proposal. Abstentions and broker non-votes will not be counted as either for or against the Proposal. If not otherwise specified, proxies will be voted FOR approval of the Proposal.

PROPOSAL THREE:  AMEND THE TVI BYLAWS  - STAGGERED BOARD

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.

         At the Annual Meeting, our stockholders will be asked to consider and approve proposal to amend our Bylaws to provide for the classification of the Board of Directors into three classes of directors with staggered three-year terms.

         This proposed provision is described in more detail in the summary of the Bylaw amendment contained below. The Board of Directors has unanimously approved the Bylaw amendment in the form attached as Appendix A. The following description, which summarizes the subject proposed amendment to the Bylaws, is qualified in its entirety by reference to the form of Bylaws attached as Appendix A.

Discussion of the Proposed Amendment
------------------------------------

         Classified Board. Our Board of Directors also has unanimously approved and recommended that the stockholders approve an amendment to the Bylaws to provide for the classification of our Board of Directors into three classes of directors with staggered terms of office. Article III Section 1 of Appendix A to this Proxy Statement sets forth the text of the proposed amendment to be added.

         Our Bylaws provide that all directors are to be elected annually to serve until their successors have been elected and qualified. Maryland law permits provisions in the articles of incorporation or bylaws that provide for a classified board of directors. The proposed amendment to the Bylaws would provide that directors will be classified into three classes, as nearly equal in number as possible. One class of directors, initially consisting of Mr. Borkoski, would hold office for a term expiring at the 2005 Annual Meeting; a second class of directors, initially consisting of Mr. Duffy and Mr. Hammond, would hold office initially for a term expiring at the 2006 Annual Meeting; and a third class of directors, consisting of General Hughes and Mr. Priddy, would hold office for a term expiring at the 2007 Annual Meeting. At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election or until their successors have been duly elected and qualified.

         If the number of directors is increased by the Board of Directors and the resulting vacancies are filled by the Board of Directors, those additional directors will serve only until the next annual meeting of stockholders, at which time they will be subject to election and classification by the stockholders. If any director is elected by the Board of Directors to fill a vacancy that occurs as a result of the death, resignation, or removal of another director, that director will hold office until the annual meeting of stockholders at which the director who died, resigned, or was removed would have been required, in the regular order of business, to stand for re-election, even though that term may extend beyond the next annual meeting of stockholders.

         The proposed classified Board of Directors amendment is designed to ensure continuity and stability in our Board's leadership and policies because a majority of the Company's directors at any given time will have prior experience as directors with the Company. While we have not experienced any problems with such continuity in the past, we wish to ensure that this experience will continue. Our Board of Directors also believes that the classified Board proposal will assist the Board in protecting the interests of our stockholders in the event of an unsolicited offer for our Company, as set forth in the following paragraph.

         Because of the additional time required to change control of our Board of Directors, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of our Board, a takeover bidder will not be able to take action to remove other impediments to its acquisition of our Company, including a redemption of our stockholder rights plan, the terms of which create obstacles to an acquisition of our Company, if we choose to grant such rights to our stockholders and empower our Board to effect such a redemption. Because the proposed classified Board amendment will result in an increase in amount of time required for a takeover bidder to obtain effective control of our Company without the cooperation of our Board, even if the takeover bidder were to acquire a majority of our outstanding voting stock, it will tend to discourage certain tender offers, perhaps including some tender offers that our stockholders may feel would be in their best interests. The proposed classified Board amendment will also make it more difficult for our stockholders to change the composition of the Board even if our stockholders believe such a change would be desirable.

Vote Required

         This Proposal will not be adopted unless it receives the affirmative votes of the holders of a majority of the votes cast on such Proposal. Abstentions and broker non-votes will not be counted as either for or against the Proposal. If not otherwise specified, proxies will be voted FOR approval of the Proposal.

Other Bylaw Amendments Not Requiring Stockholder Approval

         As part of a critical review of the Company's corporate governance arrangements, in March 2004 the Company's Board of Directors amended the Company's By-Laws in several other respects. As set forth below, such amendments were undertaken in order to update the By-Laws due to changes in relevant corporate law and to clarify and to confirm the By-Laws to accepted preferred corporate governance practices.

         Officer Descriptions. Previously, our Bylaws did not contain any provisions setting forth the duties and responsibilities the Company's executive officers. Consequently, the Bylaws have been amended to include descriptions of the duties and responsibilities of the Company's President, Vice President(s), Secretary, Treasurer, Chief Executive Officer, Chief Operation Officer, Chairman and Vice Chairman of the Board of Directors, and Assistant Secretary(ies) and Assistant Treasurer(s). Article VI, Sections 5-12 of Appendix A to this Proxy Statement sets forth the text of these amendments.

         Other Changes/Updating. Additionally, the Bylaws were amended to achieve a general updating to remove obsolete language and reflect current Maryland law and accepted corporate practice. For instance, the Company's Bylaws were amended throughout to change all references to holders of our common stock as "stockholders" instead of "shareholders," consistent with accepted Maryland corporate legal terminology.

         No stockholder action is required with respect to these matters and such information is included herein solely as an informational matter.

PROPOSAL FOUR: RATIFICATION OF STEGMAN & COMPANY AS INDEPENDENT ACCOUNTANTS FOR 2004

         YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.


         Upon the recommendation of the Audit Committee, the Board of Directors has appointed Stegman & Company to serve as the Company's independent accountants for its year ending December 31, 2004. The Board of Directors is seeking ratification of this appointment. A representative from Stegman & Company will be available at the Annual Meeting to answer your questions and make a statement if he or she desires.

      Below is a breakdown of fees paid to Stegman & Company in 2003:

                             Financial Information Systems               All
          Audit Fees         Design and Implementation Fees           Other Fees
          ----------         ------------------------------           ----------

           $21,335                     n/a                              $0.00

Relationship with Prior Independent Auditors

         Upon the recommendation of the Audit Committee, effective July 16, 2003, the Board named Stegman & Company as its new independent public accountant, succeeding Aronson & Company. Aronson & Company's reports on the Company's financial statements for the fiscal year ending December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Except as set forth in the following paragraph, in connection with the audit for the fiscal year ending December 31, 2002 and the subsequent period through the date of cessation of the relationship with Aronson & Company, there were no disagreements with Aronson & Company on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Aronson & Company, would have caused Aronson & Company to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements.

         In its initial filing of the Company's annual report for 2002 on SEC Form 10-KSB filed on March 31, 2003, the Company reported a deferred tax asset in the amount of $1,358,000 against which a valuation allowance was provided for the entire asset amount. Subsequent to this filing, the Company's former accountant informed Company management that it believed that information was available at the time of the filing of the annual report that should have been considered in the Company's evaluation of the realizability of this deferred tax asset. The above issue was resolved to the former accountant's satisfaction by the restatement of the Company's 2002 financial statements to recognize the deferred tax asset of $1,358,000 and a deferred tax benefit in its statement of income for 2002 of $1,358,000. This restatement was previously reported under cover of Amendment Number One to the Company's annual report for 2002 on SEC Form 10-KSB, filed on May 15, 2003. In connection with the forgoing, the Company's audit committee discussed the issue with the former accountant. The Company has authorized the former accountant to respond fully to the inquiries of the successor accountant concerning the subject matter of such issue without limitation or qualification. Aronson & Company' reports on the Company's financial statements for the past fiscal year ending December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the filing of a Form 8-K reporting the appointment of Stegman & Company, Aronson & Company was provided with a copy of the language appearing above under this caption "Relationship with Prior Independent
Auditors" and replied in writing that it agreed with the above statements insofar as they relate to Aronson & Company, P.C.

         Below is a breakdown of fees paid to Aronson & Company during 2003:

                             Financial Information Systems               All
          Audit Fees         Design and Implementation Fees           Other Fees
          ----------         ------------------------------           ----------

           $56,335                        n/a                           $23,567

Vote Required

         This Proposal will not be adopted unless it receives the affirmative votes of the holders of a majority of the votes cast on such Proposal. Abstentions and broker non-votes will not be counted as either for or against the Proposal. If not otherwise specified, proxies will be voted FOR approval of the Proposal.

OTHER BUSINESS

         Company management does not know of any other matters that will come before the 2004 Annual Meeting. If any other matters are properly brought before the Annual Meeting, or if any of the persons named as nominees for election as directors should decline or be unable to serve as a director, the persons named as Proxies are authorized to vote the shares as they see fit and will act according to their best judgment. Except as the Board of Directors may otherwise permit, no business shall be conducted at the Annual Meeting except as described above. If the chairman of the Annual Meeting determines that any business was not properly brought before the Annual Meeting, the chairman will announce this at the Annual Meeting and the business will not be conducted. If any other business does properly come before the Annual Meeting the proxy holders will vote on such matters according to their discretion.

         ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

         Any proposal subject to Rule 14a-8 which a stockholder wishes to have presented at the next Annual Meeting of Stockholders, currently expected to be held during May 2005, must be received at the office of the Company at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769 no later than January 1, 2005. In order for a Stockholder proposal submitted outside Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposals must be received by the Company no later than March 3, 2005.

ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 accompanies this Proxy Statement. Additional copies of this report may be obtained by written request to the Corporate Secretary at the address indicated below.

REFERENCE DOCUMENTS

         UPON  RECEIPT OF A WRITTEN  REQUEST,  THE COMPANY  WILL  FURNISH TO ANY
STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE SECRETARY, TVI CORPORATION, 7100 HOLLADAY TYLER ROAD, GLENN DALE, MARYLAND 20769. THE FORM 10-KSB IS NOT PART OF THIS PROXY STATEMENT OR THE PROXY SOLICITATION MATERIALS.

                                                                      APPENDIX A

                          AMENDED AND RESTATED BY-LAWS
                                       OF
                                 TVI CORPORATION

                               ARTICLE I - OFFICES
                               -------------------

The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may, from time to time, determine. The Corporation may also maintain offices at such other places within or without the United States as the Board of Directors may, from time to time, determine.

                      ARTICLE II - MEETING OF STOCKHOLDERS
                      ------------------------------------

Section 1 - Annual Meetings:
----------------------------

The annual meeting of the Stockholders of the Corporation shall be held on such date and at such time as may be fixed by resolution of the Board of Directors, for the purpose of electing directors, and transacting such other business as may properly come before the meeting.

Section 2 - Special Meetings:
-----------------------------

Special meetings of the Stockholders may be called at any time by the Board of Directors or by the President, and shall be called by the President or the Secretary at the written request of the holders of not less than a majority of all shares then outstanding and entitled to vote thereat, or as otherwise required under the provisions of the Maryland General Corporation Law.

Section 3 - Place of Meetings:
------------------------------

All meetings of Stockholders shall be held at the principal office of the Corporation, or at such other places as shall be designated in the notices or waivers of notice of such meetings.

Section 4 - Notice of Meetings:
-------------------------------

(a) Written notice of each meeting of Stockholders, whether annual or special, stating the time when and place where it is to be held, shall be served either personally or by mail, not less than ten (10) or more than ninety (90) days before the meeting, upon each Stockholder of record entitled to vote at such meeting, and to any other Stockholder to whom the giving of notice may be required by law. Notice of a special meeting shall also state the purpose or purposes for which the meeting is being called, and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle Stockholders to receive payment for their shares pursuant to the Maryland General Corporation Law, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, such notice shall be directed to each such Stockholder at his address, as it appears on the records of the Stockholders of the Corporation, unless he shall have previously filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case, it shall be mailed to the address designated in such request.

(b) Notice of any meeting need not be given to any person who may become a Stockholder of record after the mailing of such notice and prior to the meeting, or to any Stockholder who attends such meeting, in person or by proxy, or to any Stockholder who, in person or by proxy, submits a signed waiver of notice either before or after such meeting. Notice of any adjourned meeting of Stockholders need not be given, unless otherwise required by statute.

Section 5 - Quorum:
-------------------

(a) Except as otherwise provided herein, or by statute, or in the Articles of Incorporation (such Articles and any amendments thereto being hereinafter collectively referred to as the "Articles of Incorporation"), at all meetings of Stockholders of the Corporation, the presence at the commencement of such meetings in person or by proxy of Stockholders holding of record a majority of the total number of shares of the Corporation then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business. The withdrawal of any Stockholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

(b) Despite the absence of a quorum at any annual or special meeting of Stockholders, the Stockholders, by a majority of the votes cast by the holders of shares entitled to vote thereon, may adjourn the meeting. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called if a quorum had been present.

Section 6 - Voting:
-------------------

(a) Except as otherwise provided by statue or by the Articles of Incorporation, any corporate action, other than the election of directors to be taken by vote of the Stockholders, shall by authorized by a majority of votes cast at a meeting of Stockholders by the holders of shares entitled to vote thereon.

(b) Except as otherwise provided by statute or by the Articles of Incorporation, at each meeting of Stockholders, each holder of record of shares of the Corporation entitled to vote thereat, shall be entitled to one vote for each share registered in his name on the books of the Corporation.

(c) Each Stockholder entitled to vote or to express consent or dissent without a meeting, may do so by proxy; provided, however, that the instrument authorizing such proxy to act shall have been executed in writing by the Stockholder himself, or by his attorney-in-fact thereunto duly authorized in writing. No proxy shall be valid after the expiration of eleven months from the date of its execution, unless the persons executing it shall have specified therein the length of time it is to continue in force. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.

(d) Any resolution in writing, signed by all of the Stockholders entitled to vote thereon, shall be and constitute action by such Stockholders to the effect therein expressed, with the same force and effect as if the same had been duly passed by unanimous vote at a duly called meeting of Stockholders and such resolution so signed shall be inserted in the Minute Book of the Corporation under its proper date.

Section 7 - Notice of Stockholder Business:
-------------------------------------------

(a) At any annual meeting of the Stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, the business, including any nomination for election of directors, must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (ii) otherwise properly brought before the meeting by or at the direction of the board of directors, or (iii) otherwise properly brought before the meeting by a stockholder who complies with the notice procedures set forth in this Section 7.

(b) For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must be a proper matter for stockholder action. To be timely, such notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day prior to the first anniversary of (i) the mailing date of the notice of the preceding year's annual meeting, or (ii) the preceding year's annual meeting. If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, to be timely any such notice must be so delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. In the event that the number of directors is increased and there is a public announcement of the increase or a public announcement naming all of the nominees for director at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice shall be considered timely if delivered within the time period described above. If such public announcement is made later, a stockholder's notice shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(c) Any such notice by a stockholder shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, as they appear on the Corporation's books, and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of shares of the capital stock of the Corporation which are beneficially owned by such stockholder and such beneficial owner, if any, and
(iv) any material interest of such stockholder and such beneficial owner, if any, in such business. If a stockholder proposes the nomination for election of directors, such notice by the stockholder shall also set forth as to each person whom the stockholder proposes to nominate (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the capital stock of the Corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 ("Exchange Act") or any successor regulation thereto, including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected and whether any person intends to seek reimbursement from the Corporation of the expenses of any solicitation of proxies should such person be elected a director of the Corporation. No person shall be entitled to receive reimbursement from the Corporation of the expenses of a solicitation of proxies for the election as a director of a person named in such notice unless such notice states that such reimbursement will be sought from the Corporation.

(d) Only such business shall be conducted at a special meeting of Stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of Stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the board of directors or (ii) by a stockholder who complies with the notice procedures set forth in this Section 7. In the event the Corporation calls a special meeting of Stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons, as the case may be, for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder gives timely notice thereof to the Secretary of the Corporation in writing and setting forth the information required in the paragraph immediately above. To be timely, any such notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

(e) For purposes of this Section 7, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(f) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual or special meeting except in accordance with the procedures set forth in this Section. The chairman of the annual or special meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section and, if he should so determine, he shall so declare to the meeting that any such business not properly brought before the meeting shall not be considered or transacted.

(g) Notwithstanding the foregoing provisions of this Section 7, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this

Section 7. Nothing in this Section 7 shall be deemed to affect any rights of Stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or the holders of any series of preferred stock to elect directors under specified circumstances.

                        ARTICLE III - BOARD OF DIRECTORS
                        --------------------------------

Section 1 - Number, Election and Term of Office:
------------------------------------------------

(a) The number of the directors of the Corporation shall be ten (10), unless and until otherwise determined by vote of a majority of the entire Board of Directors.

(b) The members of the Board of Directors of the Corporation, who need not be Stockholders, shall be elected by a majority of the votes cast at a meeting of Stockholders, by the holders of shares entitled to vote in the election.

(c) The directors shall be divided into three (3) classes, as nearly equal in number as possible. Directors shall be elected for a term of office expiring at the third succeeding annual meeting of the Stockholders after their election, and until their successor shall be elected and shall qualify, or until his prior death, resignation or removal.

Section 2 - Duties and Powers:
------------------------------

The Board of Directors shall be responsible for the control and management of the affairs, property and interests of the Corporation, and may exercise all powers of the Corporation except as are in the Articles of Incorporation or by statute expressly conferred upon or reserved to the Stockholders.

Section 3 - Annual and Regular Meeting; Notice:
-----------------------------------------------

(a) A regular annual meeting of the Board of Directors shall be held immediately following the annual meeting of the Stockholders, at the place of such annual meeting of Stockholders.

(b) The Board of Directors, from time to time, may provide by resolution for the holding of other regular meetings of the Board of Directors, and may fix the time and place thereof.

(c) Notice of any regular meeting of the Board of Directors shall not be required to be given and, if given, need not specify the purpose of the meeting; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be given to each director who shall not have been present at the meeting at which such action was taken within the time limited, and in the manner set forth in paragraph (b) of Section 4 of this Article III, with respect to special meetings, unless such notice shall be waived in the manner set forth in paragraph (c) of such Section 4.

Section 4 - Special Meetings; Notice:
-------------------------------------

(a) Special Meetings of the Board of Directors shall be held whenever called by the President or by one of the directors, at such time and place as may be specified in the respective notices or waivers of notice thereof.

(b) Notice of special meetings shall be mailed directly to each director, addressed to him at his residence or usual place of business, at least two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegram, electronic mail (to any electronic mail address provided by the director to the Company) radio or cable or other electronic means, or shall be delivered to him personally or given to him orally, not later than the day before the day on which the meeting is to be held. A notice, or waiver of notice, except as required by Section 8 of this Article III, need not specify the purpose of the meeting.

(c) Notice of any special meeting shall not be required to be given to any director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him, or who submits a signed waiver of notice, whether before or after the meeting. Notice of any adjourned meeting shall not be required to be given.

Section 5 -  Chairman:
----------------------

At all meetings of the Board of Directors, the Chairman of the Board, if any and if present, shall preside. If there shall be no Chairman, or he shall be absent, then the President shall preside, and in his absence, a Chairman chosen by the Directors shall preside.

Section 6 - Quorum and Adjournments:
------------------------------------

(a) At all meetings of the Board of Directors, the presence of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Articles of Incorporation, or by these By-Laws.

(b) A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, until a quorum shall be present.

Section 7 - Manner of Acting:
-----------------------------

(a) At all meetings of the Board of Directors, each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

(b) Except as otherwise provided by statute, by the Articles of Incorporation, or by these By-Laws, the action of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. Any action authorize, in writing, by all of the directors entitled to vote thereon and filed with the minutes of the corporation shall be the act of the Board of Directors with the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board.

Section 8 - Vacancies:
----------------------

Any vacancy in the Board of Directors occurring by reason of an increase in the number of directors shall be filled by the Board of Directors, those additional directors will serve only until the next Annual Meeting of Stockholders, at which time they will be subject to election and classification by the Stockholders. Any vacancy by reason of the death, resignation, disqualification, removal (unless a vacancy created by the removal of a director by the Stockholders shall be filled by the Stockholders at the meeting at which the removal was effected) or inability to act of any director, or otherwise, shall be filled for the unexpired portion of the term by a majority vote of the remaining directors, though less than a quorum, at any regular meeting or special meeting of the Board of Directors called for that purpose. Such director will hold office until the Annual Meeting of Stockholders at which the director who died, resigned, or was removed would have been required, in the regular order of business, to stand for re-election, even though that term may extend beyond the next Annual Meeting of Stockholders.

Section 9 - Resignation:
------------------------

Any director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

Section 10 - Removal:
---------------------

Any director may be removed with or without cause at any time by the Stockholders, at a special meeting of the Stockholders called for that purpose, and may be removed for cause by action of the Board.

Section 11 - Salary:
--------------------

No stated salary shall be paid to directors, as such, for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 12 - Contracts:
-----------------------

(a) No contract or other transaction between this Corporation and any other Corporation shall be impaired, affected or invalidated, nor shall any director be liable in any way by reason of the fact that any one or more of the directors of this Corporation is or are interested in, or is a director or officer, or are directors or officers of such other Corporation, provided that such facts are disclosed or made known to the Board of Directors.

(b) Any director, personally and individually, may be a party to or may be interested in any contract or transaction of this Corporation, and no director shall be liable in any way by reason of such interest, provided that the fact of such interest be disclosed or made known to the Board of Directors, and provided that the Board of Directors shall authorize, approve or ratify such contract or transaction by the vote (not counting the vote of any such director) of a majority of a quorum, notwithstanding the presence of any such director at the meeting at which such action is taken. Such director or directors may be counted in determining the presence of a quorum at such meeting. This Section shall not be construed to impair or invalidate or in any way affect any contract or other transaction, which would otherwise be valid under the law (common, statutory or otherwise) applicable thereto.

Section 13 - Committees:
------------------------

The Board of Directors, by resolution adopted by a majority of the entire Board, may from time to time designate from among its members an executive committee and such other committees, and alternate members thereof, as they deem desirable, each consisting of three or more members, with such powers and authority (to the extent permitted by law) as may be provided in such resolution. Each such committee shall serve at the pleasure of the Board.

                              ARTICLE IV - OFFICERS
                              ---------------------

Section 1 - Number, Qualifications, Election and Term of Office:
----------------------------------------------------------------

(a) The officers of the Corporation shall consist of a President, Secretary and Treasurer and also may consist of a Chief Executive Officer, Chief Operating Officer, Chairman of the Board, a Vice-Chairman of the Board, additional Vice-Presidents, one or more Assistant Treasurers, one or more Assistant Secretaries and such other officers as the Board may determine from time to time. Any officer other than the Chairman of the Board of Directors may be, but is not required to be, a director of the Corporation. Any two or more offices may be held by the same person, except the offices of President and Secretary.

(b) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of Stockholders.

(c) Each officer shall hold office until the annual meeting of the Board of Directors next succeeding his election, and until his successor shall have been elected and qualified, or until his death, resignation or removal.

Section 2 - Resignation:
------------------------

Any officer may resign at any time by giving written notice of such resignation to the Board of Directors, or to the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or by such officers, and the acceptance of such resignation shall not be necessary to make it effective.

Section 3 - Removal:
--------------------

Any officer may be removed, either with or without cause, and a successor elected by the Board at any time.

Section 4 - Vacancies:
----------------------

In the absence or incapacity of any officer, or in the event of a vacancy in any office, the Board of Directors may designate any person to fill any such office pro tempore or for any particular purpose.

Section 5 - President:
----------------------

The President shall in general supervise and control all of the business and affairs of the Corporation. Unless the President is not a member of the Board of Directors, in the absence of both the Chairman and the Vice-Chairman of the Board, he shall preside at all meetings of the Board of Directors and of the stockholders at which he shall be present. In the absence of a designation of a Chief Executive Officer by the Board of Directors, the President shall be the Chief Executive Officer and shall be ex officio a member of all committees that may, from time to time, be constituted by the Board of Directors. He may execute any deed, mortgage, bond, contract or other instrument which the Board of Directors has authorized to be executed except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6 - Vice Presidents:
----------------------------

In the absence of the President or in the event of a vacancy in such office, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the President and when so acting shall have all the powers of and be subject to all the restrictions upon the President; and shall perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors. The Board of Directors may designate one or more Vice Presidents as executive, senior or Assistant Vice President or as Vice President for particular areas of responsibility.

Section 7 - Secretary:
----------------------

The Secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation, if the Corporation shall have a seal; (d) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

Section 8 - Treasurer:
----------------------

(a) The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

(b) He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and Board of Directors, at the regular meetings of the Board or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

(c) If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 9 - Chief Executive Officer:
------------------------------------

The Board of Directors may designate a Chief Executive Officer, who shall have responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the administration of the business affairs of the Corporation.

Section 10 - Chief Operating Officer:
-------------------------------------

The Board of Directors may designate a Chief Operating Officer, who shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer.

Section 11 - Chairman and Vice Chairman of the Board:
-----------------------------------------------------

The Chairman of the Board shall preside over the meetings of the Board of Directors and of the stockholders at which he shall be present. In the absence of the Chairman of the Board, the Vice-Chairman of the Board shall preside at such meetings at which he shall be present. The Chairman of the Board and the Vice-Chairman of the Board shall, respectively, perform such other duties as may be assigned to him or them by the Board of Directors.

Section 12 - Assistant Secretaries and Assistant Treasurers:
------------------------------------------------------------

The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or Treasurer, respectively, or by the President or the Board of Directors. The Assistant Treasurers shall, if required by the Board of Directors, give bonds for the faithful performance of their duties in such sums and with such sureties as shall be satisfactory to the Board of Directors.

Section 13 - Sureties and Bonds:
--------------------------------

In case the Board of Directors shall so require, any officer, employee or agent of the Corporation shall execute to the Corporation a bond in such sum, and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting for all property, funds or securities of the Corporation which may come into his hands.

Section 14 - Shares of Other Corporations:
------------------------------------------

Whenever the Corporation is the holder of shares of any other corporation, any right or power of the Corporation as such Stockholder (including the attendance, acting and voting at Stockholders' meetings and execution of waivers, consents, proxies or other instruments) may be exercised on behalf of the Corporation by the President, any Vice President, or such other person as the Board of Directors may authorize.

                           ARTICLE V- SHARES OF STOCK
                           --------------------------

Section 1 - Certificate of Stock:
---------------------------------

(a) The certificates representing shares of the Corporation shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued. They shall bear the holder's name and the number of shares, and shall be signed by (i) the Chairman of the Board or the President or a Vice President, and (ii) the Secretary, or any Assistant Secretary, and may bear the corporate seal.

(b) No certificate representing shares shall be issued until the full amount of consideration therefor has been paid, except as otherwise permitted by law.

(c) The Board of Directors may authorize the issuance of certificates for fractions of a share which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the Corporation, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a Stockholder, except as therein provided.

Section 2 - Lost or Destroyed Certificates:
-------------------------------------------

The holder of any certificate representing shares of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost of destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper so to do.

Section 3 - Transfers of Shares:
--------------------------------

(a) Transfers of shares of the Corporation shall be made on the share records of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares, with an assignment or power of transfer endorsed thereon or delivered therewith duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of transfer taxes as the Corporation or its agents may require.

(b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4 - Record Date:
------------------------

In the event the share records of the Corporation are closed, such records may not be closed for a period longer than twenty (20) days. In lieu of closing the share records of the Corporation, the Board of Directors may fix, in advance, a date not exceeding ninety (90) days, nor less than ten (10) days, as the record date for the determination of Stockholders entitled to receive notice of, or to vote at, any meeting of Stockholders, or to consent to any proposal without a meeting, or for the purpose of determining Stockholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which the notice is given, or, if no notice is given, the day on which the meeting is held; the record date for determining Stockholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of Stockholders of record entitled to notice of or to vote at any meeting of Stockholders has been made as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

                             ARTICLE VI - DIVIDENDS
                             ----------------------

Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine.

                            ARTICLE VII - FISCAL YEAR
                            -------------------------

The fiscal year of the Corporation shall be fixed by the Board of Directors from time to time, subject to applicable law.

                          ARTICLE VIII - CORPORATE SEAL
                          -----------------------------

The corporate seal, if any, shall be in such form as shall be approved from time to time but the Board of Directors.

                          ARTICLE IX - INDEMNIFICATION
                          ----------------------------

Section 1 - Generally:
----------------------

The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who, while serving as directors or officers of the Corporation, also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 2 - Advances of Expenses:
---------------------------------

Any director or officer seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law without requiring a preliminary determination of ultimate entitlement of indemnification.

Section 3 - Other Arrangements Permitted:
-----------------------------------------

The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise.

Section 4 - Applicability of the Maryland General Corporation Law:
------------------------------------------------------------------

References in this Article IX are to the Maryland General Corporation Law, as amended from time to time. No amendment of these Bylaws shall affect any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

                             ARTICLE X - AMENDMENTS
                             ----------------------

Section 1 - By Stockholders:
----------------------------

All by-laws of the Corporation shall be subject to alteration or repeal, and new by-laws may be made, by a majority vote of the Stockholders at the time entitled to vote in the election of directors.

Section 2 - By Directors:
-------------------------

The Board of Directors shall have power to make, adopt, alter, amend, and repeal, from time to time, by-laws of the Corporation: provided, however, that the Stockholders entitled to vote with respect thereto as in this Article X above-provided may alter, amend or repeal by-laws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of Stockholders or of the Board of Directors, or to change any provisions of the by-laws with respect to the removal of directors or the filling of vacancies in the Board resulting from the removal by the Stockholders. If any by-laws regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of Stockholders for the election of directors, the by-law so adopted, amended or repealed, together with a concise statement of the changes made.


Amendment and Restatement adopted by the Board of Directors on March 22, 2004.

                                                                      APPENDIX B

                         Compensation Committee Charter

Purpose
-------

The purpose of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of TVI Corporation (the "Company") is to discharge the responsibilities of the Board relating to compensation of the Company's officers, to oversee the evaluation of the Chief Executive Officer and other members of management, to oversee the administration of the Company's executive compensation plans and to produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission ("SEC"); to consult with the Chief Executive Officer and advise the Board with respect to senior management succession planning; and shall have such other powers and perform such other duties as the Board may from time to time delegate to it in accordance with Article III, Section 4 of the By-Laws of the Company.

Duties and Responsibilities
---------------------------

1. Review and make recommendations to the Board with respect to executive compensation and executive retirement plans. Executive compensation plans include cash and/or equity payments earned in the short term and/or long term.

2. Annually, review and approve performance goals and objectives with respect to the compensation of the Chief Executive Officer and all other officers consistent with approved compensation plans.

3. Annually, oversee the performance evaluation of the Chief Executive Officer and all other officers against approved goals and objectives.

4. Based on the evaluation, set the compensation of the Chief Executive Officer and all other officers (including annual base salary level, annual incentive level, long-term incentive level and any special or supplemental benefits).

5.       Review   and   approve   employment,   severance,    change-in-control,
         termination and retirement arrangements for all officers.

6. Consult with the Chief Executive Officer and advise the Board with respect to senior management succession planning.

7. Sole authority to retain and terminate the consulting firms engaged to assist the Committee in the evaluation of the compensation of the Chief Executive Officer and senior management. The Committee may also conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities and may retain, at the Company's expense, such independent counsel or other advisers as it deems necessary.

8. Administer and interpret executive compensation plans to the extent required by the terms of such plans.

9. In consultation with senior management of the Company, oversee regulatory compliance with respect to compensation matters, including overseeing the Company's policies on structuring compensation programs to preserve tax deductibility and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

10.      Prepare  the  executive   compensation  report  from  the  compensation
         committee required by the rules of the SEC to be included in the Company's annual proxy statement.

11. The Committee shall annually conduct an evaluation of its own performance and, in light of this, consider changes in its membership, charter or procedures. The Committee shall report to the Board the results of its evaluation, including recommended charter, membership and other changes.

Composition and Qualifications
------------------------------

The Committee shall be comprised of three or more directors, the exact number to be determined from time to time by resolution of the Board. Each member of the Committee shall be "independent" as required by NASDAQ or other applicable listing standards and any other legal requirements as shall from time to time be in effect. The Board of Directors shall, in the exercise of business judgment, determine the "independence" of directors for this purpose.

Members of the Committee shall also qualify as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Chairman of the Committee shall be designated by a majority vote of the entire Board.

Members of the Committee shall be designated annually by a majority of vote of the entire Board (after considering any recommendations of the Corporate Governance Committee) at the organizational meeting of the Board of Directors held in connection with the annual meeting of shareholders.

Vacancies on the Committee shall be filled by a majority vote of the entire Board. By a majority vote of the entire Board, a member of the Committee may be removed.

In selecting the members of the Committee from time to time, the Board shall consider the following qualifications for membership: prior service on the

Committee or a compensation committee of another public company or service with a public company which involved executive compensation matters. The Chairman of the Committee is responsible for the orientation of new members regarding compensation matters.

The Committee shall be fully independent, accountable, and vigorous in taking primary responsibility for all aspects of executive compensation including employment, retention, and severance agreements.

Structure and Operation
-----------------------

1. Two members of the Committee shall constitute a quorum. When more than two members are present, the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee, and when only two members are present, the unanimous vote of the two members shall constitute the act of the Committee.

2. The Committee may form and delegate authority to subcommittees when appropriate.

3. Such person as may be designated by the Chairman of the Committee shall act as secretary and keep the minutes of all meetings of the Committee.

4. The Committee shall meet in person or telephonically, at least three times a year at such times and places determined by the Chairman of the Committee, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its Chairman.

5. The Committee shall meet in executive session without the presence of any members of management as often as it deems appropriate.

6. The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

7. The Chairman of the Committee shall report to the Board at each meeting of the Board the deliberations, actions and recommendations of the Committee since the last Board meeting

Except as expressly provided in this Charter, the By-laws of the Company or the Company's Corporate Governance Guidelines, or as required by law, regulations or NASDAQ or other applicable listing standards, the Committee shall establish its own rules of procedure.

                                                                      APPENDIX C

                     Corporate Governance Committee Charter

Purpose
-------

The purpose of the Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") of TVI Corporation (the "Company") is to identify individuals qualified to become Board members; to recommend to the Board individuals to serve as directors of the Company and on committees of the Board; to advise the Board with respect to Board composition, procedures and committees; to develop, recommend to the Board and annually review a set of corporate governance principles applicable to the Company; to evaluate and make recommendations to the Board with respect to the compensation of Directors; to oversee the evaluation of the Board; and to have such other powers and perform such other duties as the Board may from time to time delegate to it in accordance with Article III, Section 4 (?) of the By-Laws of the Company.

Duties and Responsibilities
---------------------------

A.       Board Candidates and Nominees

The Committee shall have the following duties and responsibilities with respect to Board candidates and nominees:


(a) To develop and recommend to the Board director qualification criteria and establish procedures for evaluating the suitability of potential director nominees. Such criteria shall include the possession of such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or NASDAQ or other applicable listing standards. The Committee shall also consider the number of other public company boards on which director candidates and nominees sit in determining eligibility for election.

(b) To actively identify and attract candidates for director and to review potential nominees proposed by management, shareholders or others.

(c) To recommend to the Board the director nominees for election by the shareholders or for appointment by the Board, as the case may be, pursuant to the By-Laws of the Company, which recommendations shall be consistent with the Board's criteria for selecting new directors.

(d) To review the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a significant change in status, including but not limited to an employment change, and to recommend whether or not the director should be re-nominated.

(e) To review and make recommendations to the Board with regard to length of Board service, director compensation and a retirement policy for members of the Board.

(f) To review and oversee any orientation programs for newly elected members of the Board and continuing director education programs and to assist the Board in the implementation of such programs.

B.       Board Composition and Procedures

The Committee shall have the following duties and responsibilities with respect to the composition and procedures of the Board as a whole:

(a) To review annually with the Board the composition of the Board as a whole and to recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by NASDAQ or other applicable listing standards.

(b) To review periodically the size of the Board and to recommend to the Board any appropriate changes.

(c) To make recommendations on the frequency, content and structure of Board meetings.

(d) To make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted, including but not limited to procedures with respect to the waiver by the Board of any Company rule, guideline, procedure or corporate governance principle.

C.       Board Committees

The following shall be the duties and responsibilities of the Committee with respect to the committee structure of the Board:

(a) To make recommendations to the Board regarding the size and composition of each standing committee of the Board, including the identification of individuals qualified to serve as members of a committee, including the Committee, and to recommend individual directors to fill any vacancy that might occur on a committee, including the Committee.

(b) To monitor the functioning of the committees of the Board and to make recommendations for any changes, including the creation and elimination of committees.

(c) To review annually committee assignments and the policy with respect to the rotation of members of the committees and/or chairpersons, and to report any recommendations to the Board.

(d) To recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee's power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual director, to make such a recommendation at any time.

D.       Corporate Governance

The following shall be the duties and responsibilities of the Committee with respect to corporate governance:

(a) To develop and review periodically, and at least annually, the Corporate Governance Guidelines adopted by the Board to assure that they are appropriate for the Company and comply with the requirements of the NASDAQ or other applicable body, and to recommend any desirable changes to the Board.

(b) To consider any other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

(c) To review significant shareholder relations issues, corporate political contributions and the Company's charitable contributions.

E.       Evaluation of the Board

The Committee shall be responsible for overseeing the evaluation of the Board as a whole and its committees. The Committee shall establish procedures to allow it to exercise this oversight function.

F.       Investigations and Studies; Outside Advisers

The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Company's expense, such independent counsel or other advisers as it deems necessary. The Committee shall have the sole authority to retain or terminate any firm to be used to identify director candidates and evaluate director compensation, including sole authority to approve a search firm's fees and other retention terms, such fees to be borne by the Company.

G.       Performance Evaluation

The Committee shall annually conduct an evaluation of its own performance and, in light of this, consider changes in its membership, charter or procedures. The Committee shall report to the Board the results of its evaluation, including recommended charter, membership and other changes.

Composition and Qualifications
------------------------------

The Committee shall be comprised of three or more directors, the exact number to be determined from time to time by resolution of the Board.

Each member of the Committee shall be "independent" as required by NASDAQ or other applicable listing standards and any other legal requirements as shall from time to time be in effect. The Board of Directors shall, in the exercise of business judgment, determine the "independence" of directors for this purpose.

The Chairman of the Committee shall be designated by a majority vote of the entire Board.

Members of the Committee shall be designated annually by a majority vote of the entire Board (after considering any recommendations of the Committee) at the organizational meeting of the Board of Directors held in connection with the annual meeting of shareholders.

Vacancies on the Committee shall be filled by majority vote of the entire Board. By a majority vote of the entire Board, a member of the Committee may be removed.

Structure and Operation

1. Two members of the Committee shall constitute a quorum. When more than two members are present, the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee, and when only two members are present, the unanimous vote of the two members shall constitute the act of the Committee.

2. The Committee may form and delegate authority to subcommittees when appropriate.

3. The Secretary of the Company, or in the absence of the Secretary such person as may be designated by the Chairman of the Committee, shall act as secretary and keep the minutes of all meetings of the Committee.

4. The Committee shall meet in person or telephonically at least three times a year at such times and places determined by the Chairman of the Committee, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its Chairman.

5. The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

6. The Chairman of the Committee shall report to the Board at each meeting of the Board the deliberations, actions and recommendations of the Committee since the last Board meeting.

7. Except as expressly provided in this Charter, the By-laws of the Company or the Company's Corporate Governance Guidelines, or as required by law, regulation or NASDAQ or other applicable listing standards, the Committee shall establish its own rules of procedure.

DETACH HERE
                                 TVI CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This Proxy is being solicited by the Board of Directors of TVI Corporation (the "Company"). The undersigned hereby appoint(s) each of Richard V. Priddy and Thomas K. Plunkett (the "Proxy Committee"), or either of them as proxies, with full power of substitution, to attend the Annual Meeting of Stockholders of TVI Corporation to be held at the Company's headquarters located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769, and any adjournment or postponement thereof (the "Annual Meeting"), and to vote all shares of Common Stock of the Company held of record by the undersigned on April 12, 2004 (the "Shares"), upon any and all matters that may properly come before the Annual Meeting.

IF THIS PROXY CONTAINS NO SPECIFIC VOTING INSTRUCTIONS, MY (OUR) SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS

This Proxy authorize(s) the Proxy Committee to vote at his discretion on any other matter that may properly come before the Annual Meeting. The Proxy Committee may appoint one or more substitute proxy agent(s) to exercise the authority granted to it by this Proxy and the undersigned hereby approves such appointment. The terms of this Proxy shall be binding upon the successors and assigns of the undersigned stockholder or any transferee of any Shares to which it relates at anytime. By executing this proxy, the undersigned expressly consents to and authorizes the execution and delivery of this Proxy by facsimile transmission or other comparable means.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all Company nominated directors. The Board of Directors unanimously recommends a vote FOR the election of all nominees.

                                FOR ALL           WITHHELD FOR ALL
 (except as marked)               [_]                   [_]

1.   Election of:

     a. Harley A. Hughes and Richard V. Priddy as Directors for a three-year term ending at the 2007 Annual Meeting To withhold authority to vote for any individual nominee, write that nominee's name in the line below:

          ___________________________________

     b. Joseph J. Duffy and Mark H. Hammond as Directors for a two-year term ending at the 2006 Annual Meeting To withhold authority to vote for any individual nominee, write that nominee's name in the line below:

          ___________________________________

     c. Joseph J. Borkoski as Director for a one-year term ending at the 2005 Annual Meeting To withhold authority to vote for any individual nominee, write that nominee's name in the line below:

          ___________________________________

Notwithstanding the foregoing, if Proposal 3 below is not approved, any nominees elected as directors will serve until the 2005 Annual Meeting or until their successors have been duly elected and qualified.

2. Approval of the amendment of the Company's Bylaws to provide an advance notice of stockholder business. (The Board of Directors unanimously recommends a vote FOR approval.)

                  APPROVE           DISAPPROVE                ABSTAIN
                    [_]                [_]                      [_]

3. Approval of the amendment of the Company's Bylaws to provide a classified Board of Directors. (The Board of Directors unanimously recommends a vote FOR approval.)

                  APPROVE           DISAPPROVE                ABSTAIN
                    [_]                [_]                      [_]

4. Ratify Stegman & Company as the Company's independent accountants for the fiscal year ending December 31, 2004. (The Board of Directors unanimously recommends a vote FOR approval.)

                  APPROVE           DISAPPROVE                ABSTAIN
                    [_]                [_]                      [_]



                                SIGNATURE(S):                  DATED:

                                __________________________     ___________, 2004
                                __________________________     ___________, 2004

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all proxies heretofore given by the signer to vote at said Annual Meeting or any adjournments thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,  PLEASE  COMPLETE,  DATE
AND SIGN THIS PROXY CARD AND RETURN IT PRIOR TO THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE.

                                     Proxy